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                                  EXHIBIT 32.1
                           SECTION 1350 CERTIFICATIONS

In connection with the Quarterly Report of USG Corporation (the "Corporation") on Form 10-Q, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Foote, Chairman, Chief Executive Officer and President of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


May 3, 2005                             /s/ William C. Foote
                                        ----------------------------------------
                                        William C. Foote
                                        Chairman, Chief Executive Officer
                                        and President